Earnings (loss) per share	12 Months Ended
Dec. 31, 2018
Earnings per share [abstract]
Earnings (loss) per share
Earnings (loss) per share
Basic earnings (loss) per share amounts are calculated by dividing net income (loss) for the year attributable to all shareholders of the Company by the weighted average number of all shares outstanding during the year.
Diluted earnings per share amounts are calculated by dividing the net earnings attributable to equity holders of the Company by the weighted average number of shares outstanding during the year plus the weighted average number of shares that would be issued on the exercise of all the dilutive stock options and warrants, and upon vesting of restricted stock awards as well as conversion of convertible debt. Dilution is defined as a reduction of earnings per share or an increase of loss per share. As the exercise of all outstanding stock options and warrants as well as vesting as restricted stock awards and conversion of convertible debt, would decrease loss per share, they are considered to be anti-dilutive and excluded from the calculation of loss per share.
The following reflects the income and share data used in the basic and diluted earnings (loss) per share computations:

	Year ended December 31,
	2016	2017	2018
	(in thousands, except share and per share data)
Profit (Loss)	$(24,787)	$(26,160)	$(36,224)
Weighted average number of shares outstanding for basic EPS	63,805,442	77,668,404	93,767,005
Net effect of dilutive stock options	—	—	—
Net effect of dilutive warrants	—	—	—
Net effect of vesting of restricted stock	—	—	—
Net effect of conversion of convertible notes	—	—	—
Weighted average number of shares outstanding for diluted EPS	63,805,442	77,668,404	93,767,005
Basic earnings (loss) per share	$(0.39)	$(0.34)	$(0.39)
Diluted earnings (loss) per share	$(0.39)	$(0.34)	$(0.39)